                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 1998



                           COMMISSION FILE NO. 1-4289


                                GTI CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                DELAWARE                                 95-4481525
      (State or Other Jurisdiction          (I.R.S. Employer Identification No.)
   of Incorporation or Organization)


       9715 BUSINESS PARK AVENUE
         SAN DIEGO, CALIFORNIA                              92131
(Address of Principal Executive Offices)                 (Zip Code)


                                 (619) 537-2500
              (Registrant's telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)   Financial Statements of Business Acquired -- Not Applicable.

(b)   Pro Forma Financial Information -- Not Applicable.

(c)   Exhibits:

            Exhibit 10.1 Press Release of GTI Corporation and Technitrol, Inc. released on November 3, 1998.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GTI CORPORATION

November 6, 1998                        /s/ BRUCE C. MYERS
------------------                      -----------------------------
Date                                    Bruce C. Myers
                                        Vice President of Finance and
                                        Chief Financial Officer



                                       3